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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 18, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                       000-32741                  84-1394211
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


   13-01 Pollitt Drive, Fair Lawn, NJ                               07410
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On May 18, 2006 Vyteris Holdings (Nevada), Inc. (the "Company") entered into an employment agreement with Patrick McKiernan, effective as of April 1, 2006. Mr. McKiernan will serve as the Company's Vice President of Operations and as its principal accounting officer. The employment agreement has an initial term that continues through May 31, 2007, with an automatic extension for one additional year unless Mr. McKiernan or the Company provide a notice of non-renewal on or prior to April 30, 2007. Mr. McKiernan's base salary is $200,000. He is eligible for bonuses based on the achievement, to the satisfaction of the Company's President, of Company and personal goals. Pursuant to the employment agreement, the Company will grant to Mr. McKiernan options to purchase up to 100,000 shares of the Company's common stock under the Company's 2005 Stock Option Plan. Mr. McKiernan will be entitled to severance in the event he is terminated by the Company without cause: one month severance if such termination occurs prior to May 31, 2007, or three months severance if such termination occurs after May 31, 2007. Mr. McKiernan has agreed to refrain from soliciting employees and customers of the Company, and from competing with the Company, during the term of the employment agreement and for a period of one year thereafter. From May 2003 until March 2006, Mr. McKiernan served as a consultant to the Company.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         The following Exhibit is attached to this Current Report:

         99.1 Employment Agreement between Vyteris Holdings (Nevada), Inc. and Patrick McKiernan, effective as of April 1, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VYTERIS HOLDINGS (NEVADA), INC.


                         By: /s/ Patrick Mckiernan
                            ----------------------------------------
                            Name:  Patrick McKiernan
                            Title: Vice President of Operations and
                                   Principal Accounting Officer


Dated:  May 23, 2006